Exhibit 1.1

NUTRIBAND INC.

UNDERWRITING AGREEMENT

June [●], 2023

Joseph Gunnar & Co., LLC

40 Wall Street, 30th Floor
New York, NY 10005

Representative of the Underwriters As named on Schedule I hereto

Ladies and Gentlemen:

The undersigned, Nutriband Inc., a Nevada corporation (the “Company”), hereby confirms its agreement (this “Agreement”) to issue and sell to the underwriter or underwriters, as the case may be, named in Schedule I hereto (each, an “Underwriter” and, collectively, the “Underwriters”), for whom Joseph Gunnar & Co., LLC is acting as representative (in such capacity, the “Representative”), an aggregate of [●] shares of common stock (the “Firm Shares”), par value $0.001 per share, of the Company (the “Common Stock”). The amount and form of the Firm Shares to be purchased by each Underwriter is set forth opposite its name on Schedule I hereto. For the purposes of covering any over-allotments in connection with the distribution and sale of the Firm Shares, the Company hereby grants to the Underwriters an option (the “Over-allotment Option”) to purchase up to [●] additional shares of Common Stock representing 15% of the total amount of Firm Shares offered by the Company (the “Option Shares”). The Firm Shares and the Option Shares are collectively referred to herein as the “Securities.” In connection with the Offering, the Company shall issue to the Representative or its designees on each of the Closing Date and each Option Closing Date, warrants (the “Representative’s Warrants”) to purchase that number of shares of Common Stock equal to 5% of the aggregate number of shares of Common Stock issued on each of the Closing Date and each Option Closing Date. The terms of the Representative Warrants are set forth in the form of Representative Warrant attached hereto as Exhibit 1. The offering and sale of the Securities contemplated by this Agreement is referred to herein as the “Offering.”

1. Purchase, Sale and Delivery of the Securities

(a) Purchase of Firm Shares. Subject to the terms and conditions herein set forth, the Company agrees to sell to the several Underwriters, and on the basis of the representations, warranties and agreements herein contained and upon the terms but subject to the conditions herein set forth, the Underwriters agree, severally and not jointly to purchase from the Company, at a purchase price of $[●] per share (the “Per Share Purchase Price”), the Firm Shares, as set forth opposite their respective names on Schedule I attached hereto and made a part hereof, which represents a (7%) discount to the public offering price per share.

(b) Closing Date. Delivery and payment for the Firm Shares shall be made at 10:00 a.m., New York time, on the second Business Day following the effective date (the “Effective Date”) of the Registration Statement (as hereinafter defined) (or the third Business Day following the Effective Date, if the Registration Statement is declared effective after 4:30 p.m. New York time) or at such earlier time as shall be agreed upon by the Representative and the Company at the offices of the Representative or at such other place as shall be agreed upon by the Representative and the Company. The hour and date of delivery and payment for the Firm Shares is called the “Closing Date.” The closing of the payment of the purchase price for, and delivery of the Firm Shares is referred to herein as the “Closing.” Payment for the Firm Shares shall be made on the Closing Date by wire transfer in Federal (same day) funds upon delivery to the Underwriters of the Firm Shares (or through the full fast transfer facilities of the Depository Trust Company (the “DTC”)) for the account of the Underwriters. The Firm Shares shall be registered in such name or names and in such authorized denominations as the Representative may request in writing at least one Business Day prior to the Closing Date. The Company will permit the Representative to examine and package the Firm Shares for delivery, at least one Business Day prior to the Closing Date. The Company shall not be obligated to sell or deliver the Firm Shares except upon tender of payment by the Representative for all the Firm Shares.

(c) Option Shares; Option Closing Date. In addition, on the basis of the representations, warranties and agreements herein contained, and upon the terms but subject to the conditions herein set forth, the Company hereby grants an option to the several Underwriters to purchase, severally and not jointly, up to [●] Option Shares at a price per Option Share of $[●]. The option granted hereunder may be exercised at any time and from time to time in whole or in part upon notice by the Representative to the Company, which notice may be given at any time within 45 days from the date of this Agreement. Such notice shall set forth (i) the aggregate number of Option Shares as to which the Underwriters are exercising the option and (ii) the time, date and place at which book-entry entitlements for the Option Shares will be delivered (which time and date may be simultaneous with, but not earlier than, the Closing Date; and in the event that such time and date are simultaneous with the Closing Date, the term “Closing Date” shall refer to the time and date of delivery of the Firm Shares and such Option Shares). Any such time and date of delivery, if subsequent to the Closing Date, is called an “Option Closing Date,” shall be determined by the Representative and shall not be earlier than two or later than five full business days after delivery of such notice of exercise.

If any Option Shares are to be purchased, (a) each Underwriter agrees, severally and not jointly, to purchase the number of Option Shares (subject to such adjustments to eliminate fractional shares as the Representative may determine) that bears the same proportion to the total number of Option Shares to be purchased as the number of Firm Shares set forth on Schedule A opposite the name of such Underwriter bears to the total number of Firm Shares and (b) the Company agrees to sell up to the number of Option Shares set forth in the paragraph “Introductory” of this Agreement (subject to such adjustments to eliminate fractional shares as the Representative may determine). The Representative may cancel the option at any time prior to its expiration by giving written notice of such cancellation to the Company.

(d) Public Offering of the Firm Shares. The Representative hereby advises the Company that the Underwriters intend to offer for sale to the public, initially on the terms set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus, their respective portions of the Firm Shares as soon after this Agreement has been executed as the Representative, in its sole judgment, has determined is advisable and practicable.

(e) Payment for the Securities. Payment for the Firm Shares shall be made at the Closing Date (and, if applicable, the Option Shares at each Option Closing Date) by wire transfer of immediately available funds to the order of the Company. It is understood that the Representative has been authorized, for its own account and the accounts of the several Underwriters, to accept delivery of and receipt for, and make payment of the purchase price for, the Firm Shares and any Option Shares the Underwriters have agreed to purchase. Joseph Gunnar & Co., LLC, individually and not as the Representative of the Underwriters, may (but shall not be obligated to) make payment for any Firm Shares and any Option Shares to be purchased by any Underwriter whose funds shall not have been received by the Representative by the Closing Date or the applicable Option Closing Date, as the case may be, for the account of such Underwriter, but any such payment shall not relieve such Underwriter from any of its obligations under this Agreement.

(f) Delivery of the Firm Shares. The Company shall deliver, or cause to be delivered to the Representative, book-entry entitlements for the Firm Shares in such denominations and registered in such names as the Underwriter or its designees request, at the Closing Date, against the irrevocable release of a wire transfer of immediately available funds for the amount of the purchase price therefor. Delivery of the Firm Shares shall be made through the facilities of the Depositary Trust Company to a participant designated by the Underwriter.

The Company shall also deliver, or cause to be delivered to the Representative book-entry entitlements for the Option Shares in such denominations and registered in such names as the Underwriter or its designees request, at the Option Closing Date, against the irrevocable release of a wire transfer of immediately available funds for the amount of the purchase price therefor. Notwithstanding the foregoing, the Company shall deliver such Option Shares in certificated form in such denominations and registered in such names as the Underwriter or its designees request. Delivery of the Option Shares shall be made through the facilities of the Depositary Trust Company to a participant designated by the Underwriter.

If the Representative so elects, delivery of the Firm Shares will be made by credit to the accounts designated by the Representative through DTC’s full fast transfer or DWAC programs. Time shall be of the essence, and delivery at the time and place specified in this Agreement is a further condition to the obligations of the Underwriters.

(g) Representative Warrants. The Company shall issue to Joseph Gunnar & Co., LLC or its designees on each of the Closing Date and each Option Closing Date, Representative Warrants to purchase that number of shares of Common Stock equal to 5% of the aggregate number of shares of Common Stock issued on each of the Closing Date and each Option Closing Date. The Representative Warrants shall be in a customary form reasonably acceptable to the Underwriter and the Company, shall be exercisable, in whole or in part, immediately and expiring on the five-year anniversary of the effective date of the Registration Statement at an initial exercise price per share of Common Stock of $[●], which is equal to 100% of the initial public offering price of the Firm Shares. The Representative Warrants shall be subject to the limitation on exercise set forth in FINRA Rule 5110(f)(2)(G)(i); provided, however that pursuant to FINRA Rule 5110(g)(1) the Representative Warrants shall not be sold, transferred, assigned, pledged, or hypothecated, or be the subject of any hedging, short sale, derivative, put, or call transaction that would result in the effective economic disposition of the securities by any person for a period of 180 days immediately following the effective date of the Registration Statement or commencement of sales of the Securities, consistent with FINRA Rule 5110(g)(1), except for the transfers enumerated in FINRA Rule 5110(g)(2). The Representative Warrants and the shares of Common Stock issuable upon exercise of the Representative Warrants are hereinafter referred to collectively as the “Representative’s Securities.” The form of the Representative Warrant is attached hereto as Exhibit 1.

2. Representation and Warranties of the Company. The Company represents, warrants, covenants to, and agrees with, each of the Underwriters, that, as of the date hereof and as of the Closing Date:

(a) The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-1 (Registration No. 333-271791), and amendments thereto, and related preliminary prospectuses for the registration under the Securities Act of 1933, as amended (the “Securities Act”), of the Firm Shares which registration statement, as so amended (including post-effective amendments, if any), has been declared effective by the Commission and copies of which have heretofore been delivered to the Underwriters. The registration statement, as amended at the time it became effective, including the prospectus, financial statements, schedules, exhibits and other information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act, is hereinafter referred to as the “Registration Statement.” If the Company has filed or is required pursuant to the terms hereof to file a registration statement pursuant to Rule 462(b) under the Securities Act registering additional Securities (a “Rule 462(b) Registration Statement”), then, unless otherwise specified, any reference herein to the term “Registration Statement” shall be deemed to include such Rule 462(b) Registration Statement. Other than a Rule 462(b) Registration Statement, which, if filed, becomes effective upon filing, no other document with respect to the Registration Statement has heretofore been filed with the Commission. All of the Firm Shares have been registered under the Securities Act pursuant to the Registration Statement or, if any Rule 462(b) Registration Statement is filed, will be duly registered under the Securities Act with the filing of such Rule 462(b) Registration Statement. The Company has responded to all requests of the Commission for additional or supplemental information. Based on communications from the Commission, no stop order suspending the effectiveness of either the Registration Statement or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or, to the Company’s knowledge, threatened by the Commission. The Company, if required by the Securities Act and the rules and regulations of the Commission (the “Rules and Regulations”), proposes to file the Prospectus with the Commission pursuant to Rule 424(b) under the Securities Act (“Rule 424(b)”). The prospectus, in the form in which it is to be filed with the Commission pursuant to Rule 424(b), or, if the prospectus is not to be filed with the Commission pursuant to Rule 424(b), the prospectus in the form included as part of the Registration Statement at the time the Registration Statement became effective, is hereinafter referred to as the “Prospectus,” except that if any revised prospectus or prospectus supplement shall be provided to the Underwriters by the Company for use in connection with the Offering which differs from the Prospectus (whether or not such revised prospectus or prospectus supplement is required to be filed by the Company pursuant to Rule 424(b)), the term “Prospectus” shall also refer to such revised prospectus or prospectus supplement, as the case may be, from and after the time it is first provided to the Underwriters for such use. Any preliminary prospectus or prospectus subject to completion included in the Registration Statement or filed with the Commission pursuant to Rule 424 under the Securities Act is hereafter called a “Preliminary Prospectus.” Any reference herein to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the exhibits incorporated by reference therein pursuant to the Rules and Regulations on or before the Effective Date of the Registration Statement, the date of such Preliminary Prospectus or the date of the Prospectus, as the case may be. Any reference herein to the terms “amend”, “amendment” or “supplement” with respect to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include: (i) the filing of any document under the Securities Exchange Act of 1934, as amended, and together with the Rules and Regulations promulgated thereunder (the “Exchange Act”) after the Effective Date, the date of such Preliminary Prospectus or the date of the Prospectus, as the case may be, which is incorporated therein by reference, and (ii) any such document so filed. All references in this Agreement to the Registration Statement, the Rule 462(b) Registration Statement, a Preliminary Prospectus and the Prospectus, or any amendments or supplements to any of the foregoing, shall be deemed to include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”). The Prospectus delivered to the Underwriters for use in connection with the Offering was or will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T promulgated by the Commission.

(b) At the time of the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement or the effectiveness of any post-effective amendment to the Registration Statement, when the Prospectus is first filed with the Commission pursuant to Rule 424(b), when any supplement to or amendment of the Prospectus is filed with the Commission, when any document filed under the Exchange Act was or is filed, at all other subsequent times until the completion of the public offer and sale of the Securities, and at the Closing Date, if any, the Registration Statement and the Prospectus and any amendments thereof and supplements or exhibits thereto complied or will comply in all material respects with the applicable provisions of the Securities Act, the Exchange Act and the Rules and Regulations, and did not and will not, as of the date of such amendment or supplement, contain an untrue statement of a material fact and did not and will not, as of the date of such amendment or supplement, omit to state any material fact required to be stated therein or necessary in order to make the statements therein: (i) in the case of the Registration Statement, not misleading, and (ii) in the case of the Prospectus, in light of the circumstances under which they were made as of its date, not misleading. When any Preliminary Prospectus was first filed with the Commission (whether filed as part of the registration statement for the registration of the Securities or any amendment thereto or pursuant to Rule 424(a) under the Securities Act) and when any amendment thereof or supplement thereto was first filed with the Commission, such Preliminary Prospectus and any amendments thereof and supplements thereto complied in all material respects with the applicable provisions of the Securities Act, the Exchange Act and the Rules and Regulations and did not contain an untrue statement of a material fact and did not omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. No representation and warranty is made in this subsection (b), however, with respect to any information contained in or omitted from the Registration Statement or the Prospectus or any related Preliminary Prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representative specifically for use therein. The parties acknowledge and agree that such information provided by or on behalf of any Underwriter consists solely of: the statements set forth in the “Underwriting” section of the Prospectus only insofar as such statements relate to the names and corresponding share and warrant amounts set forth in the table of Underwriters, the amount of selling concession and re-allowance, the over-allotment option, and related activities that may be undertaken by the Underwriters under the “Electronic Offer, Sale and Distribution of Shares” and “Stabilization” sub sections (the “Underwriters’ Information”).

(c) Neither: (i) any Issuer-Represented General Free Writing Prospectus(es) (as defined below) issued at or prior to the Applicable Time (as defined below) and the Statutory Prospectus (as defined below), all considered together (collectively, the “General Disclosure Package”), nor (ii) any individual Issuer-Represented Limited-Use Free Writing Prospectus(es) (as defined below) when considered together with the General Disclosure Package, includes or included as of the Applicable Time any untrue statement of a material fact or omits or omitted as of the Applicable Time to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from any Statutory Prospectus included in the Registration Statement, the General Disclosure Package or any Issuer-Represented Limited-Use Free Writing Prospectus (as defined below) in conformity with the Underwriters’ Information. Each of (i) any electronic road show or investor presentation (including without limitation any “bona fide electronic road show” as defined in Rule 433(h)(5) under the Securities Act) delivered to and approved by the Underwriters for use in connection with the marketing of the Offering as of the time of their use and at the Closing Date and on each Option Closing Date, if any and (ii) any individual Written Testing-the-Waters Communication (as defined herein), when considered together with the General Disclosure Package at the Closing Date and on each Option Closing Date, if any, did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(d) Each Issuer-Represented Free Writing Prospectus, as of its issue date and at all subsequent times until the Closing Date or until any earlier date that the Company notified or notifies the Representative as described in the next sentence, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the then-current Registration Statement, Statutory Prospectus or Prospectus. If at any time following issuance of an Issuer-Represented Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer-Represented Free Writing Prospectus conflicted or would conflict with the information contained in the then-current Registration Statement, Statutory Prospectus or Prospectus relating to the Securities or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, the Company has notified or will notify promptly the Representative so that any use of such Issuer represented Free Writing Prospectus may cease until it is promptly amended or supplemented by the Company, at its own expense, to eliminate or correct such conflict, untrue statement or omission. The preceding two sentences do not apply to statements in or omissions from any Issuer-Represented Free Writing Prospectus in conformity with the Underwriters’ Information.

(e) The Company has not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Securities other than the General Disclosure Package, any Issuer Represented Limited-Use Free Writing Prospectus or the Prospectus or other materials permitted by the Securities Act to be distributed by the Company. Unless the Company obtains the prior consent of the Representative, the Company has not made and will not make any offer relating to the Securities that would constitute an “issuer free writing prospectus,” as defined in Rule 433 under the Securities Act, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405 under the Securities Act, required to be filed with the Commission; provided that the prior written consent of the Representative shall be deemed to have been given in respect of any free writing prospectus referenced on Schedule III attached hereto. The Company has complied and will comply with the requirements of Rules 164 and 433 under the Securities Act applicable to any Issuer-Represented Free Writing Prospectus as of its issue date and at all subsequent times through the Closing Date, including timely filing with the Commission where required, legending and record keeping. To the extent an electronic road show is used, the Company has satisfied and will satisfy the conditions in Rule 433 under the Securities Act to avoid a requirement to file with the Commission any electronic road show.

(f) The Company has full legal right, power and authority to enter into this Agreement, the Representative Warrants, and the Warrant Agreement, as defined herein (such documents collectively, the Transaction Documents”) and perform the transactions contemplated hereby. The Company has duly and validly authorized the Transaction Documents and each of the transactions contemplated thereby. This Agreement and the Warrant Agreement have been duly authorized, executed and delivered by the Company and they are legal, valid, binding and enforceable against the Company in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general equitable principles. When issued, the Representative Warrants will constitute the legal, valid and binding agreement of the Company, including to issue and sell, upon exercise thereof and payment of the respective exercise prices therefor, the number and type of securities of the Company called for thereby in accordance with the terms thereof, and enforceable against the Company in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general equitable principles.

(g) The Firm Shares have been duly authorized for issuance and sale pursuant to this Agreement and, when issued and delivered by the Company against payment therefor pursuant to this Agreement, will be duly and validly issued, fully paid and nonassessable, free and clear of any pledge, mortgage, hypothecation, lien, encumbrance, security interest or other claim, including any statutory or contractual preemptive rights, resale rights, rights of first refusal or other similar rights, and will be registered pursuant to Section 12 of the Exchange Act.

(h) The Representative agrees that, unless it obtains the prior written consent of the Company, it will not make any offer relating to the Securities that would constitute an Issuer-Represented Free Writing Prospectus or that would otherwise (without taking into account any approval, authorization, use or reference thereto by the Company) constitute a “free writing prospectus” required to be filed by the Company with the Commission or retained by the Company under Rule 433 of the Securities Act; provided that the prior written consent of the Company hereto shall be deemed to have been given in respect of any Issuer-Represented General Free Writing Prospectuses referenced on Schedule III attached hereto.

(i) As used in this Agreement, the terms set forth below shall have the following meanings:

(i) “Applicable Time” means (______), 2023, (___) a.m. /p.m. (Eastern time).

(ii) “Statutory Prospectus” as of any time means the prospectus that is included in the Registration Statement immediately prior to that time. For purposes of this definition, information contained in a form of prospectus that is deemed retroactively to be a part of the Registration Statement pursuant to Rule 430A or 430B shall be considered to be included in the Statutory Prospectus as of the actual time that form of prospectus is filed with the Commission pursuant to Rule 424(b) under the Securities Act.

(iii) “Issuer-Represented Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 under the Securities Act, relating to the Securities that (A) is required to be filed with the Commission by the Company, or (B) is exempt from filing pursuant to Rule 433(d)(5)(i) under the Securities Act because it contains a description of the Securities or of the Offering that does not reflect the final terms or pursuant to Rule 433(d)(8)(ii) because it is a “bona fide electronic road show,” as defined in Rule 433 under the Securities Act, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g) under the Securities Act.

(iv) “Issuer-Represented General Free Writing Prospectus” means any Issuer-Represented Free Writing Prospectus that is intended for general distribution to prospective investors, as evidenced by its being specified in Schedule III to this Agreement.

(v) “Issuer-Represented Limited-Use Free Writing Prospectus” means any Issuer-Represented Free Writing Prospectus that is not an Issuer-Represented General Free Writing Prospectus. The term Issuer-Represented Limited-Use Free Writing Prospectus also includes any “bona fide electronic road show,” as defined in Rule 433 under the Securities Act, that is made available without restriction pursuant to Rule 433(d)(8)(ii), even though not required to be filed with the Commission.

(vi) “Pricing Disclosure Package” means the Preliminary Prospectus, as amended or supplemented immediately prior to the Applicable Time, together with the free writing prospectuses, if any, identified on Schedule B hereto and the pricing information set forth on Schedule IV hereto

(vii) Sadler, Gibb & Associates, LLC (the “Auditor”), whose reports relating to the Company are included in the Registration Statement, the General Disclosure Package and the Prospectus, is an independent registered public accounting firm as required by the Securities Act, the Exchange Act and the Rules and Regulations and the Public Company Accounting Oversight Board (the “PCAOB”). To the Company’s knowledge, the Auditor is not in violation of the auditor independence requirements of the Sarbanes-Oxley Act of 2002, as amended (“Sarbanes-Oxley”). The Auditor has not, during the periods covered by the financial statements included in the Registration Statement, the General Disclosure Package and the Prospectus, provided to the Company any non-audit services, as such term is used in Section IOA(g) of the Exchange Act.

(j) Subsequent to the respective dates as of which information is presented in the Registration Statement, the General Disclosure Package and the Prospectus, and except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus: (i) the Company has not declared, paid or made any dividends or other distributions of any kind on or in respect of its capital stock, and (ii) there has been no material adverse change (or, to the knowledge of the Company, any development which could reasonably be expected to result in a material adverse change in the future), whether or not arising from transactions in the ordinary course of business, in or affecting: (A) the business, condition (financial or otherwise), results of operations, shareholders’ equity, properties or prospects of the Company or any of its Subsidiaries (as hereinafter defined) considered as a whole; (B) the long-term debt or capital stock of the Company or any of its Subsidiaries; or (C) the Offering, or consummation of any of the other transactions contemplated by this Agreement, the Registration Statement, the General Disclosure Package and the Prospectus (a “Material Adverse Change”). Since the date of the latest balance sheet presented in the Registration Statement, the General Disclosure Package and the Prospectus, the Company has not incurred or undertaken any liabilities or obligations, whether direct or indirect, liquidated or contingent, matured or unmatured, or entered into any transactions, including any acquisition or disposition of any business or asset, which are material to the Company, except for liabilities, obligations and transactions which are disclosed in the Registration Statement, the General Disclosure Package and the Prospectus.

(k) The issued and outstanding shares of capital stock of the Company have been validly issued, are fully paid and nonassessable and, other than as disclosed in the Registration Statement, the Pricing Disclosure Package or the Prospectus, are not subject to any preemptive rights, rights of first refusal or similar rights. The Company has an authorized, issued and outstanding capitalization as set forth in the Registration Statement and the Prospectus as of the dates referred to therein (other than the grant of additional options under the Company’s existing option plans, or changes in the number of outstanding shares of Common Stock of the Company due to the issuance of shares upon the exercise or conversion of securities exercisable for, or convertible into, Common Stock outstanding on the date hereof) and such authorized capital stock conforms in all material respects to the description thereof set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus. The description of the securities of the Company in the Registration Statement, the Pricing Disclosure Package and the Prospectus is complete and accurate in all material respects. Except as disclosed in or contemplated by the Registration Statement, the Pricing Disclosure Package or the Prospectus, as of the date referred to therein, the Company does not have outstanding any options to purchase, or any rights or warrants to subscribe for, or any securities or obligations convertible into, or exchangeable for, or any contracts or commitments to issue or sell, any shares of capital stock or other securities.

(l) Except as described in the Registration Statement, the General Disclosure Package and the Prospectus, (A) there are no outstanding rights (contractual or otherwise), warrants or options to acquire, or instruments convertible into or exchangeable for, or agreements or understandings with respect to the sale or issuance of, any shares of capital stock of or other equity interest in the Company or any of its Subsidiaries and (B) there are no contracts, agreements or understandings between the Company and/or any of its Subsidiaries and any person granting such person the right to require the Company to file a registration statement under the Securities Act or otherwise register any securities of the Company owned or to be owned by such person and any such rights so disclosed have been waived by the holders thereof in connection with this Agreement and the transactions contemplated hereby including the Offering.

(m) The shares of Common Stock underlying the Representative Warrants have been duly authorized and reserved for issuance, conform to the description thereof in the Registration Statement, the General Disclosure Package and the Prospectus and have been validly reserved for issuance and will, upon exercise of the Representative’s Warrants and payment of the exercise price thereof, be duly and validly issued, fully paid and non-assessable and will not have been issued in violation of or be subject to preemptive or similar rights to subscribe for or purchase securities of the Company and the holders thereof will not be subject to personal liability by reason of being such holders.

(n) The subsidiaries of the Company (the “Subsidiaries”), together with their respective jurisdictions of incorporation are listed on Schedule V hereto. Each of the Subsidiaries is wholly-owned by the Company and no person or entity has any right to acquire any equity interest in any of the Subsidiaries. Except for the Subsidiaries, the Company does not own any equity interest in any other corporation, limited liability company or other entity.

(o) The Company and each of its Subsidiaries has been duly incorporated, organized or formed and validly exists as a corporation or limited liability company in good standing under the laws of the state of its incorporation, organization or formation. The Company and each of its Subsidiaries has all requisite power and authority to carry on its business as it is currently being conducted and as described in the Registration Statement, the General Disclosure Package and the Prospectus, and to own, lease and operate its properties. The Company and each of its Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation, partnership or limited liability company in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary, except, in each case, for those failures to be so qualified or in good standing which (individually and in the aggregate) would not reasonably be expected to have a material adverse effect on: (i) the business, condition (financial or otherwise), results of operations, shareholders’ equity, properties or prospects of the Company or any of its Subsidiaries considered as a whole; (ii) the long-term debt or capital stock of the Company or any of its Subsidiaries; or (iii) the Offering or consummation of any of the other transactions contemplated by this Agreement, the Registration Statement, the General Disclosure Package and the Prospectus (any such effect being a “Material Adverse Effect”).

(p) Neither the Company nor any of its Subsidiaries is: (i) in violation of its certificate or bylaws, operating agreement or other organizational documents, (ii) in default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject; and no event has occurred which, with notice or lapse of time or both, would constitute a default under or result in the creation or imposition of any lien, security interest, charge or other encumbrance (a “Lien”) upon any of its property or assets pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject, or (iii) in violation in any respect of any law, rule, regulation, ordinance, directive, judgment, decree or order of any judicial, regulatory or other legal or governmental agency or body, foreign or domestic, except, in the case of subsections (ii) and (iii) above, for such violations or defaults which (individually or in the aggregate) would not reasonably be expected to have a Material Adverse Effect.

(q) The Company has engaged American Stock Transfer & Trust Company, LLC, as warrant agent, with respect to the Representative Warrants.

(r) When issued, the Representative’s Warrants will constitute valid and binding obligations of the Company to issue and sell, upon exercise thereof and payment of the respective exercise prices therefor, the number and type of securities of the Company called for thereby in accordance with the terms thereof and the Representative’s Warrants are enforceable against the Company in accordance with their respective terms, except: (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally; (ii) as enforceability of any indemnification or contribution provision may be limited under federal and state securities laws; and (iii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

(s) The execution, delivery, and performance by the Company of each of the Transaction Documents and all other agreements, documents, certificates and instruments required to be delivered pursuant to the Transaction Documents and consummation of the transactions contemplated hereby and thereby do not and will not: (i) conflict with, require consent under or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any Lien upon any property or assets of the Company or any of its Subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement, instrument, franchise, license or permit to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or any of their respective properties, operations or assets may be bound or (ii) violate or conflict with any provision of the certificate of incorporation, by-laws, operating agreement or other organizational documents of the Company or any of its Subsidiaries, or (iii) violate or conflict with any law, rule, regulation, ordinance, directive, judgment, decree or order of any judicial, regulatory or other legal or governmental agency or body, domestic or foreign applicable to the Company or any of its Subsidiaries, or (iv) except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, trigger a reset or repricing of any outstanding securities of the Company; except in the case of subsection (i) for any default, conflict or violation that would not have or reasonably be expected to have a Material Adverse Effect.

(t) Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, the Company and each of its Subsidiaries have all material consents, approvals, authorizations, orders, registrations, qualifications, licenses, filings and permits of, with and from all judicial, regulatory and other legal or governmental agencies and bodies and all third parties, foreign and domestic (collectively, the “Consents”), to own, lease and operate their respective properties and conduct their respective businesses as they are now being conducted and as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, and each such Consent is valid and in full force and effect, except which (individually or in the aggregate), in each such case, would not reasonably be expected to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries has received notice of any investigation or proceedings which results in or, if decided adversely to the Company or any of its Subsidiaries could reasonably be expected to result in, the revocation of, or imposition of a materially burdensome restriction on, any Consent. No Consent contains a materially burdensome restriction not adequately disclosed in the Registration Statement, the General Disclosure Package and the Prospectus.

(u) The Company and each of its Subsidiaries is in compliance with all applicable material laws, rules, regulations, ordinances, directives, judgments, decrees and orders, foreign and domestic, except for any noncompliance the consequences of which would not have or reasonably be expected to have a Material Adverse Effect.

(v) The registration under the Exchange Act of the Firm Shares, Option Shares and shares of Common Stock underlying the Representative Warrants has been declared effective by the Commission on or prior to the date hereof. The Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act, nor has the Company received any notification that the Commission is contemplating terminating such registration.

(w) The Common Stock, including the Firm Shares, the Option Shares and the shares of Common Stock underlying the Representative Warrants have been approved for listing on the Nasdaq Capital Market of The Nasdaq Stock Market LLC (the “Exchange”), subject to notice of official issuance and the Company has taken no action designed to, or likely to have the effect of, delisting its Common Stock, including the Firm Shares, the Option Shares and the shares of Common Stock underlying the Representative Warrants from the Exchange, nor has the Company received any notification that the Exchange is contemplating terminating such listing.

(x) No consent, approval, authorization, order, registration or qualification of or with any Governmental Authority is required for the execution, delivery and performance by the Company of this Agreement and the issuance and sale by the Company of the Firm Shares, the Option Shares and the shares of Common Stock underlying the Representative Warrants, except for such consents, approvals, authorizations, orders and registrations or qualifications as may be required under applicable state securities laws or by the by laws and rules of the Financial Industry Regulatory Authority (“FINRA”) or The Nasdaq Capital Market (“Nasdaq”).

(y) Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, there is no judicial, regulatory, arbitral or other legal or governmental proceeding or other litigation or arbitration, domestic or foreign, pending to which the Company or any of its Subsidiaries is a party or of which any property, operations or assets of the Company or any of its Subsidiaries is the subject which, individually or in the aggregate, if determined adversely to the Company or any of its Subsidiaries would reasonably be expected to have a Material Adverse Effect. To the Company’s knowledge, except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, no such proceeding, litigation or arbitration is threatened or contemplated and the defense of any such proceedings, litigation and arbitration against or involving the Company or any of its Subsidiaries would not reasonably be expected to have a Material Adverse Effect.

(z) The financial statements, including the notes thereto, included in the Registration Statement, the General Disclosure Package and the Prospectus comply in all material respects with the requirements of the Securities Act and present fairly in all material respects the financial position as of the dates indicated and the cash flows and results of operations for the periods specified of the Company. Except as otherwise stated in the Registration Statement, the General Disclosure Package and the Prospectus, said financial statements have been prepared in conformity with United States generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods involved, except in the case of unaudited financials which are subject to normal yearend adjustments and do not contain certain footnotes. No other financial statements or supporting schedules are required to be included or incorporated by reference in the Registration Statement, the General Disclosure Package or the Prospectus. The other financial information included in the Registration Statement, the General Disclosure Package and the Prospectus present fairly in all material respects the information included therein and have been prepared on a basis consistent with that of the financial statements that are included in the Registration Statement, the General Disclosure Package and the Prospectus and the books and records of the respective entities presented therein.

(aa) There are no pro forma or as adjusted financial statements which are required to be included in the Registration Statement, the General Disclosure Package and the Prospectus in accordance with Regulation S-X which have not been included as so required. The pro forma and pro forma as adjusted financial information included in the Registration Statement, the General Disclosure Package and the Prospectus has been properly compiled and prepared in accordance with the applicable requirements of the Securities Act and the Rules and Regulations and include all adjustments necessary to present fairly in accordance with GAAP the pro forma and as adjusted financial position of the respective entity or entities presented therein at the respective dates indicated and their cash flows and the results of operations for the respective periods specified. The assumptions used in preparing the pro forma and pro forma as adjusted financial information included in the Registration Statement, the General Disclosure Package and the Prospectus provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein. The related pro forma and pro forma as adjusted adjustments give appropriate effect to those assumptions; and the pro forma and pro forma as adjusted financial information reflect the proper application of those adjustments to the corresponding historical financial statement amounts.

(bb) The statistical, industry-related and market-related data included in the Registration Statement, the General Disclosure Package and the Prospectus are based on or derived from sources which the Company reasonably and in good faith believes are reliable and accurate, and such data agree with the sources from which they are derived.

(cc) The Company has established disclosure controls and procedures over financial reporting (as defined in Rules 13a-15 and 15d-15 under the Exchange Act) and such controls and procedures designed to ensure that information relating to the Company that will be required to be disclosed in the reports that it will file or submit under the Exchange Act is accumulated and communicated to the Company’s management, including its principal executive and principal financial officers, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(dd) Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, the board of directors has not been informed, nor is the Company aware, of: (i) any significant deficiencies and material weaknesses in the design of internal control over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information; or (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting.

(ee) Neither the Company nor any of its Affiliates (as defined in the Securities Act) has taken, directly or indirectly, any action which constitutes or is designed to cause or result in, or which could reasonably be expected to constitute, cause or result in, the stabilization or manipulation of the price of any security to facilitate the sale or resale of the Securities.

(ff) Neither the Company nor any of its Affiliates has, prior to the date hereof, made any offer or sale of any securities which are required to be “integrated” pursuant to the Securities Act or the Rules and Regulations with the offer and sale of the Securities pursuant to the Registration Statement. Except as disclosed in the Registration Statement, the General Disclosure Package, and the Prospectus, neither the Company nor any of its Affiliates has sold or issued any securities during the six-month period preceding the date of the Prospectus, including but not limited to any sales pursuant to Rule 144A or Regulation D or Regulation S under the Securities Act.

(gg) To the knowledge of the Company, all information contained in the questionnaires completed by each of the Company’s officers and directors and 5% holders immediately prior to the Offering and provided to the Representative as well as the biographies of such officers and directors in the Registration Statement are true and correct in all material respects and the Company has not become aware of any information which would cause the information disclosed in the questionnaires completed by the directors and officers to become inaccurate and incorrect.

(hh) To the knowledge of the Company, no director or officer of the Company or any of its Subsidiaries is subject to any non-competition agreement or non-solicitation agreement with any current employer or prior employer which could materially affect his ability to be and act in his respective capacity of the Company.

(ii) The Company is not and, at all times up to and including consummation of the transactions contemplated by this Agreement, and after giving effect to application of the net proceeds of the Offering, will not be, subject to registration as an “investment company” under the Investment Company Act of 1940, as amended, and is not and will not be an entity “controlled” by an “investment company” within the meaning of such act.

(jj) No relationship, direct or indirect, exists between or among any of the Company or, to the knowledge of the Company, any Affiliate of the Company, on the one hand, and any director, officer, shareholder, customer or supplier of the Company or, to the knowledge of the Company, any Affiliate of the Company, on the other hand, which is required by the Securities Act or the Rules and Regulations to be described in the Registration Statement or the Prospectus which is not so described as required. There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company to or for the benefit of any of the officers or directors of the Company or any of their respective family members. The Company has not, in violation of Sarbanes-Oxley directly or indirectly extended or maintained credit, arranged for the extension of credit, or renewed an extension of credit, in the form of a personal loan to or for any director or executive officer of the Company.

(kk) The Company is in material compliance with the rules and regulations promulgated by the Exchange (to the extent applicable to the Company prior to the listing of the Common Stock on the Exchange following the Closing) or any other governmental or self-regulatory entity or agency, except for such violations which, singly or in the aggregate, would not have a Material Adverse Effect. Without limiting the generality of the foregoing, by the time required by the Exchange: (i) all members of the Company’s board of directors who are required to be “independent” (as that term is defined under applicable laws, rules and regulations), including, without limitation, all members of the audit committee of the Company’s board of directors, meet the qualifications of independence as set forth under applicable laws, rules and regulations (ii) the audit committee of the Company’s board of directors has at least one member who is an “audit committee financial expert” (as that term is defined under applicable laws, rules and regulations), and (iii) the Company’s board of directors has validly appointed an audit committee whose composition satisfies the requirements of the rules and regulations of the Nasdaq Stock Market and the board of directors and/or audit committee has adopted a charter that satisfied the requirements of the rules and regulations of the Nasdaq Stock Market.

(mm) Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, the Company and each of its Subsidiaries owns or leases all such properties (other than intellectual property, which is covered by Section 2(nn)) as are necessary to the conduct of its business as presently operated as described in the Registration Statement, the General Disclosure Package and the Prospectus. The Company and each of its Subsidiaries has good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by it, in each case free and clear of all Liens except such as are described in the Registration Statement, the General Disclosure Package and the Prospectus or such as do not (individually or in the aggregate) materially affect the business or prospects of the Company or any of its Subsidiaries. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, any real property and buildings held under lease or sublease by the Company or any of its Subsidiaries are held by it under valid, subsisting and, to the Company’s knowledge, enforceable leases with such exceptions as are not material to, and do not materially interfere with, the use made and proposed to be made of such property and buildings by the Company or its Subsidiaries. Neither the Company nor any of its Subsidiaries has received any notice of any claim adverse to its ownership of any real or personal property or of any claim against the continued possession of any real property, whether owned or held under lease or sublease by the Company or any of its Subsidiaries.

(nn) The Company and each of its Subsidiaries: (i) owns, possesses, or has the adequate right to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, formulae, customer lists, and know-how and other intellectual property (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures, “Intellectual Property”) necessary for the conduct of its businesses as being conducted and as described in the Registration Statement, the General Disclosure and Prospectus and (ii) has no knowledge that the conduct of its business conflicts or will conflict with the rights of others, and it has not received any notice of any claim of conflict with, any right of others. Except as set forth in the Registration Statement, the General Disclosure Package or the Prospectus, neither the Company nor any of its Subsidiaries has granted or assigned to any other Person any right to sell any of the products or services of the Company or its Subsidiaries. To the Company’s knowledge, there is no infringement by third parties of any such Intellectual Property; there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the rights of the Company or any of its Subsidiaries in or to any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim; and there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others that the Company or any of its Subsidiaries infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others, and the Company is unaware of any other fact which would form a reasonable basis for any such claim. Except as set forth in the Registration Statement, the General Disclosure Package and the Prospectus, neither the Company nor any of its Subsidiaries has received any claim for royalties or other compensation from any Person, including any employee of the Company or any of its Subsidiaries who made inventive contributions to the technology or products of the Company or any of its Subsidiaries that are pending or unsettled, and except as set forth in the Registration Statement, the General Disclosure Package and the Prospectus neither the Company nor any of its Subsidiaries has or will have any obligation to pay royalties or other compensation to any Person on account of inventive contributions.

(oo) The agreements and documents described in the Registration Statement, the General Disclosure Package and the Prospectus conform in all material respects to the descriptions thereof contained therein and there are no agreements or other documents required by the applicable provisions of the Securities Act to be described in the Registration Statement, the General Disclosure Package or the Prospectus or to be filed with the Commission as exhibits to the Registration Statement, that have not been so described or filed. Each agreement or other instrument (however characterized or described) to which the Company or any of its Subsidiaries is a party or by which any of their respective properties or businesses are or may be bound or affected and (i) that is referred to in the Registration Statement, the General Disclosure Package or the Prospectus or attached as an exhibit thereto, or (ii) is material to the business of the Company or any of its Subsidiaries, has been duly and validly executed by the Company or its Subsidiary, as applicable, is in full force and effect in all material respects and is enforceable against the Company or its Subsidiary in accordance with its terms, except (x) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally, (y) as enforceability of any indemnification or contribution provision may be limited under the foreign, federal and state securities laws, and (z) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought, and none of such agreements or instruments has been assigned by the Company or any of its Subsidiaries, and neither the Company, any Subsidiary nor, to the Company’s knowledge, any other party is in breach or default thereunder and, to the Company’s knowledge, no event has occurred that, with the lapse of time or the giving of notice, or both, would constitute a breach or default thereunder, in any such case, which would result in a Material Adverse Effect.

(pp) The disclosures in the Registration Statement, the General Disclosure Package and the Prospectus concerning the effects of foreign, federal, state and local regulation on the Company’s business as currently contemplated are correct in all material respects and do not omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

(qq) The Company and its Subsidiaries each (i) has made or filed all United States federal, state and local income and all foreign income and franchise tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations and (iii) has set aside on its books provision reasonably adequate for the payment of all material taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company or of any Subsidiary know of no basis for any such claim. The provisions for taxes payable, if any, shown on the financial statements filed with or as part of the Registration Statement are sufficient for all accrued and unpaid taxes, whether or not disputed, and for all periods to and including the dates of such consolidated financial statements. No deficiency assessment with respect to a proposed adjustment of the Company’s federal, state, local or foreign taxes is pending or, to the Company’s knowledge, threatened. There is no tax lien, whether imposed by any federal, state, foreign or other taxing authority, outstanding against the assets, properties or business of the Company or any of its Subsidiaries, other than liens for taxes not yet delinquent, or being contested in good faith by appropriate proceedings and for which reserves in accordance with GAAP have been established in the Company’s books and records. The term “taxes” mean all federal, state, local, foreign, and other net income, gross income, gross receipts, sales, use, ad valorem, transfer, franchise, profits, license, lease, service, service use, withholding, payroll, employment, excise, severance, stamp, occupation, premium, property, windfall profits, customs, duties or other taxes, fees, assessments, or charges, together with any interest and any penalties, additions to tax, or additional amounts with respect thereto. The term “returns” means all returns, declarations, reports, statements, and other documents required to be filed in respect to taxes.

(rr) No labor disturbance or dispute by or with the employees of the Company or any of its Subsidiaries which, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect, currently exists or, to the Company’s knowledge, is threatened. The Company and each of its Subsidiaries is in compliance in all material respects with the labor and employment laws and collective bargaining agreements and extension orders applicable to its employees.

(ss) The Company operates and is currently in material compliance with the applicable rules and regulations of the U.S. Food and Drug Administration (“FDA”), including the Federal Food, Drug and Cosmetic Act, as amended, and the regulations thereunder (“FDCA”); and each product that is tested, sold and/or marketed by the Company or any of its Subsidiaries (each such product, a “Product”), such Product is being tested, sold and/or marketed by the Company or any of its Subsidiaries in compliance with all applicable requirements under FDCA and/or and similar laws, rules and regulations except where the failure to be in compliance would not have a Material Adverse Effect. There is no pending, completed or, to the Company’s knowledge, threatened, action (including any lawsuit, arbitration, or legal or administrative or regulatory proceeding, charge, complaint, or investigation) against the Company or any of its Subsidiaries and neither the Company nor any of its Subsidiaries has received any notice, warning letter or other communication from the FDA or any other governmental entity or any non-U.S. counterparts thereof, which (i) contests the distribution of, the packaging of, the sale of, or the labeling and promotion of any Product, (ii) enjoins production at any facility of the Company or its Subsidiaries, (iii) enters or proposes to enter into a consent decree of permanent injunction with the Company or its Subsidiaries, or (iv) otherwise alleges any violation of any laws, rules or regulations by the Company or its Subsidiaries.

(tt) Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, and would not be reasonably expected, individually or in the aggregate, to have a Material Adverse Effect, the Company and each of its Subsidiaries has at all times operated its business in material compliance with all Environmental Laws (as hereinafter defined), and no material expenditures are or will be required in order to comply therewith. Neither the Company nor any of its Subsidiaries has received any notice or communication that relates to or alleges any actual or potential violation or failure to comply with any Environmental Laws that would, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect. As used herein, the term “Environmental Laws” means all applicable laws and regulations, including any licensing, permits or reporting requirements, and any action by a federal state or local government entity pertaining to the protection of the environment, protection of public health, protection of worker health and safety, or the handling of hazardous materials, including without limitation, the Clean Air Act, 42 U.S.C. 7401, et seq., the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. 9601, et seq., the Federal Water Pollution Control Act, 33 U.S.C. 1321, et seq., the Hazardous Materials Transportation Act, 49 U.S.C. 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. 690-1, et seq., and the Toxic Substances Control Act, 15 U.S.C. 2601, et seq.

(uu) The Company and each of its Subsidiaries maintains insurance in such amounts and covering such risks as the Company reasonably considers adequate for the conduct of their respective businesses and the value of their respective properties and as is customary for companies engaged in similar businesses in similar industries, all of which insurance is in full force and effect, except where the failure to maintain such insurance could not reasonably be expected to have Material Adverse Effect. The Company reasonably believes that it and each of its Subsidiaries will be able to renew its existing insurance as and when such coverage expires or will be able to obtain replacement insurance adequate for the conduct of its respective business and the value of its respective properties at a cost that would not have a Material Adverse Effect. The Company currently maintains director and officer insurance coverage which includes the Representative as an insured party, in an amount acceptable to the Representative.

(vv) Except as would not result in a Material Adverse Effect, neither the Company nor any of its Subsidiaries has failed to file with the applicable regulatory authorities any filing, declaration, listing, registration, report or submission that is required to be so filed for the business operation of the Company or such Subsidiary as currently conducted. All such filings were in material compliance with applicable laws when filed and no deficiencies have been asserted in writing by any applicable regulatory authority with respect to any such filings, declarations, listings, registrations, reports or submissions. The Company and each of its Subsidiaries holds, and is in material compliance with, all material franchises, grants, authorizations, licenses, permits, easements, consents, certificates and orders (“Permits”) of any governmental or self-regulatory agency, authority or body required for the conduct of the business of the Company and each of its Subsidiaries as currently conducted, and all such Permits are in full force and effect, in each case except where the failure to hold, or comply with, any of them is not reasonably likely to result in a Material Adverse Effect.

(ww) Neither the Company nor any of its Subsidiaries nor, to the knowledge of the Company, any other person associated with or acting on behalf of the Company or any of its Subsidiaries including, without limitation, any director, officer, agent or employee of the Company or its Subsidiaries, has, directly or indirectly, while acting on behalf of the Company or its Subsidiaries: (i) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (ii) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; (iii) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any other unlawful payment.

(xx) Neither the Company nor any of its Subsidiaries or Affiliates is subject to the Bank Holding Company Act of 1956, as amended (the “BHCA”) and to regulation by the Board of Governors of the Federal Reserve System (the “Federal Reserve”). Neither the Company nor any of its Subsidiaries or Affiliates owns or controls, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five percent (25%) or more of the total equity of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve. Neither the Company nor any of its Subsidiaries or Affiliates exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.

(yy) The operations of the Company and each of its Subsidiaries are and have been conducted at all times in compliance in all material respects with applicable financial record keeping and reporting requirements and money laundering statutes of the United States and, to the Company’s knowledge, all other jurisdictions to which the Company and each of its Subsidiaries is subject, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any applicable governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its Subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

(zz) Neither the Company nor any of its Subsidiaries, nor to the knowledge of the Company, any director, officer, agent, employee or Affiliate of the Company or any of its Subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the Offering, or lend, contribute or otherwise make available such proceeds to any joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(aaa) Except as set forth in the Registration Statement, the General Disclosure Package and the Prospectus, no brokerage or finder’s fees or commissions are or will be payable by the Company or any Subsidiary to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents. To the Company’s knowledge, there are no other arrangements, agreements or understandings of the Company or, to the Company’s knowledge, any of its stockholders that may affect the Underwriters’ compensation, as determined by FINRA. The Company has not made any direct or indirect payments (in cash, securities or otherwise) to (i) any person, as a finder’s fee, investing fee or otherwise, in consideration of such person raising capital for the Company or introducing to the Company persons who provided capital to the Company, (ii) any FINRA member, or (iii) any person or entity that has any direct or indirect affiliation or association with any FINRA member participating in the Offering within the 12-month period prior to the date on which the Registration Statement was filed with the Commission (the “Filing Date”) or thereafter. To the Company’s knowledge, no (i) officer or director of the Company or its subsidiaries, (ii) owner of 5% or more of the Company’s unregistered securities or that of its subsidiaries or (iii) owner of any amount of the Company’s unregistered securities acquired within the 180-day period prior to the Filing Date, has any direct or indirect affiliation or association with any FINRA member participating in the Offering. The Company will advise the Underwriters and their respective counsel if it becomes aware that any officer, director or stockholder of the Company or its subsidiaries is or becomes an affiliate or associated person of a FINRA member participating in the Offering.

(bbb) As used in this Agreement, references to matters being “material” with respect to the Company shall mean a material event, change, condition, status or effect related to the condition (financial or otherwise), properties, assets (including intangible assets), liabilities, business, prospects, operations or results of operations of the Company and its Subsidiaries either individually or taken as a whole, as the context requires.

(ccc) As used in this Agreement, the term “knowledge of the Company” (or similar language) shall mean the knowledge of the executive officers and directors of the Company who executed the Registration Statement, with the assumption that such executive officers and directors shall have made reasonable and diligent inquiry of the matters presented (with reference to what is customary and prudent for the applicable individuals in connection with the discharge by the applicable individuals of their duties as executive officers or directors of the Company).

(ddd) Any certificate signed by or on behalf of the Company and delivered to the Underwriters or to Lucosky Brookman LLP (“Underwriters’ Counsel”) shall be deemed to be a representation and warranty by the Company to each Underwriter listed on Schedule I hereto as to the matters covered thereby.

3. Offering. Upon authorization of the release of the Securities by the Representative, the Underwriters shall offer the Securities for sale to the public upon the terms and conditions set forth in the Prospectus.

4. Covenants of the Company. The Company acknowledges, covenants and agrees with the Representative, and as applicable, the Representative acknowledges, covenants and agrees with the Company, that:

(a) The Registration Statement and any amendments thereto have been declared effective, and if Rule 430A is used or the filing of the Prospectus is otherwise required under Rule 424(b), the Company will file the Prospectus (properly completed if Rule 430A has been used) pursuant to Rule 424(b) within the prescribed time period and will provide evidence satisfactory to the Representative of such timely filing. The Company will file with the Commission all Issuer Free Writing Prospectuses in the time and manner required under Rules 433(d) or 163(b)(2), as the case may be.

(b) During the period beginning on the date hereof and ending on the later of the Closing Date or such date as, in the opinion of Underwriters’ Counsel, the Prospectus is no longer required by law to be delivered (or in lieu thereof the notice referred to in Rule 173(a) under the Securities Act is no longer required to be provided), in connection with sales by an underwriter or dealer (the “Prospectus Delivery Period”), prior to amending or supplementing the Registration Statement or the Prospectus, the Company shall furnish to the Representative for review a copy of each such proposed amendment or supplement, and the Company shall not file any such proposed amendment or supplement to which the Representative reasonably object within 24 hours of delivery thereof to the Representative and Underwriters’ Counsel.

(c) After the date of this Agreement, the Company shall promptly advise the Representative in writing (i) of the receipt of any comments of, or requests for additional or supplemental information from, the Commission, (ii) of the time and date of any filing of any post-effective amendment to the Registration Statement or any amendment or supplement to any prospectus, the General Disclosure Package or the Prospectus, (iii) of the time and date that any post-effective amendment to the Registration Statement becomes effective, and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or of any order preventing or suspending its use or the use of any prospectus, the General Disclosure Package, the Prospectus or any Issuer-Represented Free Writing Prospectus, or of any proceedings to remove, suspend or terminate from listing the Common Stock from any securities exchange upon which they are listed for trading, or of the threatening or initiation of any proceedings for any of such purposes. If the Commission shall enter any such stop order at any time, the Company will use its reasonable efforts to obtain the lifting of such order at the earliest possible moment. Additionally, the Company agrees that it shall comply with the provisions of Rules 424(b), 430A and 430B, as applicable, under the Securities Act and will use its reasonable best efforts to confirm that any filings made by the Company under Rule 424(b) or Rule 433 were received in a timely manner by the Commission (without reliance on Rule 424(b)(8) or Rule 164(b)).

(d) (i) During the Prospectus Delivery Period, the Company will comply in all material respects with all requirements imposed upon it by the Securities Act, as now and hereafter amended, and by the Rules and Regulations, as from time to time in force, and by the Exchange Act so far as necessary to permit the continuance of sales of or dealings in the Securities as contemplated by the provisions hereof, the General Disclosure Package, the Registration Statement and the Prospectus. If during such period any event occurs as a result of which the Prospectus (or if the Prospectus is not yet available to prospective purchasers, the General Disclosure Package) would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which such statements were made, not misleading, or if during such period it is necessary or appropriate in the opinion of the Company or its counsel or the Representative or Underwriters’ Counsel to amend the Registration Statement or supplement the Prospectus (or if the Prospectus is not yet available to prospective purchasers, the General Disclosure Package) to comply with the Securities Act or to file under the Exchange Act any document which would be deemed to be incorporated by reference in the Prospectus in order to comply with the Securities Act or the Exchange Act, the Company will promptly notify the Representative and will amend the Registration Statement or supplement the Prospectus (or if the Prospectus is not yet available to prospective purchasers, the General Disclosure Package) or file such document (at the expense of the Company) so as to correct such statement or omission or effect such compliance.

(ii) If at any time following issuance of an Issuer-Represented Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer-Represented Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement, the Statutory Prospectus or the Prospectus or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, the Company has promptly notified or promptly will notify the Representative and has promptly amended or will promptly amend or supplement, at its own expense, such Issuer-Represented Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

(e) The Company will promptly deliver to the Representative and Underwriters’ Counsel a signed copy of the Registration Statement, as initially filed and all amendments thereto, including all consents and exhibits filed therewith, and will maintain in the Company’s files manually signed copies of such documents for at least five (5) years after the date of filing thereof. The Company will promptly deliver to the Representative such number of copies of any Preliminary Prospectus, the Prospectus, the Registration Statement, and all amendments of and supplements to such documents, if any, and all documents which are exhibits to the Registration Statement and Prospectus or any amendment thereof or supplement thereto, as the Underwriters may reasonably request. Prior to 10:00 a.m., New York time, on the Business Day next succeeding the date of this Agreement and from time to time thereafter, the Company will furnish the Representative with copies of the Prospectus in New York City in such quantities as the Underwriters may reasonably request.

(f) The Company consents to the use and delivery of the Preliminary Prospectus by the Underwriters in accordance with Rule 430 and Section 5(b) of the Securities Act.

(g) If the Company elects to rely on Rule 462(b) under the Securities Act, the Company shall both file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) and pay the applicable fees in accordance with Rule Ill of the Securities Act by the earlier of: (i) 10:00 p.m., New York City time, on the date of this Agreement, and (ii) the time that confirmations are given or sent, as specified by Rule 462(b)(2).

(h) The Company will use its reasonable best efforts, in cooperation with the Representative, at or prior to the time of effectiveness of the Registration Statement, to qualify the Securities for offering and sale under the securities laws relating to the offering or sale of the Securities of such jurisdictions, domestic or foreign, as the Representative may reasonably designate and to maintain such qualification in effect for so long as required for the distribution thereof, except that in no event shall the Company be obligated in connection therewith to qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction, to execute a general consent to service of process in any such jurisdiction, or to subject itself to taxation in any such jurisdiction if it is otherwise not so subject.

(i) During the 180 day period following the date of this Agreement (the “Company Lock-up Period”), the Company may not, without the prior written consent of the Representative, (i) offer, sell, issue, agree or contract to sell or issue or grant any option for the sale of any securities of the Company, except for (A) the issuance of securities under the Company’s 2021 Employee Stock Option Plan, as described in the Registration Statement and the Prospectus, (B) the issuance of shares of Common Stock upon any exercise of the Representative Warrants, (C) the issuance of shares of Common Stock upon the exercise or conversion of securities that are issued and outstanding on the date of this Agreement and are described in the Registration Statement and the Prospectus, provided that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise price or conversion price of such securities (other than in connection with stock splits, adjustments or combinations as set forth in such securities) or to extend the term of such securities or (D) securities issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors of the Company, provided that such securities are issued as “restricted securities” (as defined in Rule 144) and carry no registration rights that require or permit the filing of any registration statement in connection therewith within 180 days following the Closing Date, and provided that any such issuance shall only be to a Person (or to the equity holders of a Person) which is, itself or through its subsidiaries, an operating company or an owner of an asset in a business synergistic with the business of the Company and shall provide to the Company additional benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities, or (ii) file any registration statement relating to the offer or sale of any of the Company’s securities.

(j) Schedule II hereto contains a complete and accurate list of the Company’s executive officers, directors and holders of 3% or more of the Company’s Common Stock (collectively, the “Lock-Up Parties”). The Company has caused each of the Lock-Up Parties to deliver to the Representative an executed Lock-Up Agreement, in the form attached hereto as Exhibit 4 (the “Lock-Up Agreement”), prior to the execution of this Agreement. During the applicable lock-up period, the Company will enforce all agreements between the Company and any of its security holders that restrict or prohibit, expressly or in operation, the offer, sale or transfer of Common Stock or related securities or any of the other actions restricted or prohibited under the terms of the form of Lock-up Agreement. In addition, the Company will direct the transfer agent to place stop transfer restrictions upon any such securities of the Company that are bound by such “lock-up” agreements for the duration of the periods contemplated in such agreements, including, without limitation, “lock-up” agreements entered into by the Lock-Up Parties.

(k) If the Representative, in its sole discretion, agrees to release or waive the restrictions set forth in a Lock-Up Agreement described in Section 4(j) hereof for an officer or director of the Company and provide the Company with notice of the impending release or waiver at least three business days before the effective date of the release or waiver, the Company agrees to announce the impending release or waiver by (i) a press release substantially in the form of Exhibit 5 hereto through a major news service or (ii) any other method that satisfies the obligations described in FINRA Rule 5131 (d)(2) at least two business days before the effective date of the release or waiver.

(l) For a period of three years from the Closing Date, the Company shall retain American Stock Transfer & Trust Company, LLC as the Company’s transfer agent and registrar for the Common Stock or as an alternative transfer and registrar agent for the Common Stock, in each case, the transfer agent shall be reasonably acceptable to the Representative.

(m) The Company, at its expense, shall register with and keep current, its registration in the Standard & Poor’s Corporation Records Services (including annual report information).

(n) For a period of at least three (3) years from the Effective Date, the Company shall retain a nationally recognized PCAOB registered independent public accounting firm reasonably acceptable to the Representative. The Representative acknowledges that the Auditor is acceptable to the Representative.

(o) During the period of one (1) year from the Effective Date, the Company will make available to the Representative copies of all reports or other communications (financial or other) furnished to security holders or from time to time published or publicly disseminated by the Company, and will deliver to the Representative: (i) as soon as practicable after they are available, copies of any reports, financial statements and proxy or information statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as the Representative may from time to time reasonably request in writing pursuant to a specific regulatory or liability issue or; provided, that any such item which is available on the EDGAR system (or successor thereto) need not be furnished in physical form.

(p) The Company will not issue press releases or engage in any other publicity without the Representative’s prior written consent, for a period ending at 5:00 p.m. Eastern time on the first Business Day following the forty fifth (45th) day following the Closing Date, other than normal and customary releases issued in the ordinary course of the Company’s business, or as required by law.

(q) The Company will apply the net proceeds from the sale of the Securities as set forth under the caption “Use of Proceeds” in the Prospectus.

(r) The Company will use its commercial best efforts to effect and maintain the listing of the Common Stock on the Nasdaq Stock Market, the NYSE, or the NYSE American, for at least three (3) years after the Closing Date.

(s) The Company, during the Prospectus Delivery Period, will file all documents required to be filed with the Commission pursuant to the Securities Act, the Exchange Act and the Rules and Regulations within the time periods required thereby.

(t) The Company will use its reasonable best efforts to do and perform all things required to be done or performed under this Agreement by the Company prior to the Closing Date, and to satisfy all conditions precedent to the delivery of the Securities.

(u) The Company will not take and will use its reasonable best efforts to cause its Affiliates not to take, directly or indirectly, any action which constitutes or is designed to cause or result in, or which could reasonably be expected to constitute, cause or result in, the stabilization or manipulation of the price of any security to facilitate the sale or resale of the Securities.

(v) The Company shall cause to be prepared and delivered to the Representative, at its expense, within two (2) Business Days from the effective date of this Agreement, an Electronic Prospectus to be used by the Underwriters in connection with the Offering. As used herein, the term “Electronic Prospectus” means a form of prospectus, and any amendment or supplement thereto, that meets each of the following conditions: (i) it shall be encoded in an electronic format, satisfactory to the Representative, that may be transmitted electronically by the other Underwriters to offerees and purchasers of the Securities for at least the period during which a Prospectus relating to the Securities is required to be delivered under the Securities Act; (ii) it shall disclose the same information as the paper prospectus and prospectus filed pursuant to EDGAR, except to the extent that graphic and image material cannot be disseminated electronically, in which case such graphic and image material shall be replaced in the electronic prospectus with a fair and accurate narrative description or tabular representation of such material, as appropriate; and (iii) it shall be in or convertible into a paper format or an electronic format, satisfactory to the Representative, that will allow recipients thereof to store and have continuously ready access to the prospectus at any future time, without charge to such recipients (other than any fee charged for subscription to the Internet as a whole and for on-line time).

(w) The Company represents and agrees that, unless it obtains the prior written consent of the Representative, and the Representative represents and agrees that, unless it obtains the prior written consent of the Company, it has not made and will not make any offer relating to the Securities that would constitute an “issuer free writing prospectus,” as defined in Rule 433 under the Securities Act, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405 under the Securities Act, required to be filed with the Commission; provided that the prior written consent of the parties hereto shall be deemed to have been given in respect of the free writing prospectuses included in Schedule III. Any such free writing prospectus consented to by the Company and the Representative is hereinafter referred to as a “Permitted Free Writing Prospectus.” Each of the Company and the Representative represents that it has treated or agrees that it will treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433, and has complied and will comply with the requirements of Rule 433 applicable to any Permitted Free Writing Prospectus, including timely Commission filing where required, legending and record keeping.

(x) The Company hereby grants the Representative the right of first refusal for a period of twelve (12) months from the Closing Date to act as sole underwriter and bookrunner or sole placement agent for any and all future public and private equity and debt (excluding commercial bank debt) offerings of the Company or any successor or any Subsidiary of the Company during such twelve (12) month period or as exclusive financial advisor for any strategic transaction, including a merger, acquisition, joint venture, minority investment or asset sale during such twelve (12) month period (“Right of First Refusal”), provided that the right of first refusal shall not apply to any transaction involving (i) issuances of securities as consideration in a merger, consolidation or purchase of assets, or any strategic partnership or joint venture, in connection with, a collaboration, technology license, development, OEM, marketing or other similar agreement or strategic partnership; or (ii) issuance of securities upon exercise or conversion of the Company’s options, warrants or other convertible securities outstanding as of the date hereof or to the grant of additional options or warrants, or the issuance of additional securities, under any Company stock option or restricted stock plan. The Company shall provide written notice to the Representative with the terms of any such proposed offering including the material terms thereof, by email, registered mail or overnight courier service addressed to the Representative. The Representative shall have the sole right to determine whether or not any other broker dealer shall have the right to participate in any such offering and the economic terms of any such participation and the Representative’s decision to not so act for any one or more of such offerings shall not be deemed a waiver of the Right of First Refusal. The Representative may elect, in its sole and absolute discretion, not to exercise its Right of First Refusal with respect to any transaction; provided that any such election by the Representative will not adversely affect its Right of First Refusal with respect to any other transaction during the period of the Right of First Refusal.

(y) Tail Financing. Unless this Agreement is terminated by the Company for cause as a result of the Underwriter’s material failure to perform the services contemplated in this Agreement (“Cause”). The Underwriter shall be entitled to an underwriting discount or spread equal to 7% of the aggregate proceeds raised in any public or private offering or other financing or capital raise transaction of any kind (“Tail Financing”) to the extent that such financing or capital is provided to the Company by investors who had no pre-existing documented relationship with the Company and whom the Underwriter had contacted or introduced to the Company during the term of this Agreement, if such Tail Financing is consummated at any time within the 12-month period following the expiration or termination of the Agreement.

(z) The Company will not take, and will use its reasonable best efforts to ensure that no affiliate of the Company will take, directly or indirectly, without giving effect to activities by the Underwriters, any action designed to or that might cause or result in stabilization or manipulation of the price of the Common Stock or any reference security with respect to the Common Stock, whether to facilitate the sale or resale of the Securities or otherwise, and the Company will, and shall use its reasonable best efforts to cause each of its affiliates to, comply with all applicable provisions of Regulation M.

5. Payment of Expenses

(a) The Company hereby agrees to pay all expenses related to the Offering, including, without limitation:

(i) all filing fees and communication expenses related to the registration of the Firm Shares, the Option Shares and the shares of Common Stock underlying the Representative Warrants to be sold in the Offering (including the Option Shares) with the Commission;

(ii) all filing fees and expenses associated with the review of the Offering by FINRA;

(iii) all fees and expenses relating to the listing of the Firm Shares, the Option Shares and the shares of Common Stock underlying the Representative Warrants on The Nasdaq Capital Market, The Nasdaq Global Market, The Nasdaq Global Select Market, the NYSE or the NYSE American and on such other stock exchanges as the Company and Representative together determine, including any fees charged by The Depository Trust Company (DTC) for new securities;

(iv) all fees, expenses and disbursements relating to background checks of the Company’s officers, directors and entities in an amount not to exceed $15,000 in the aggregate;

(v) all fees, expenses and disbursements relating to the registration or qualification of the Firm Shares, the Option Shares and the shares of Common Stock underlying the Representative Warrants under the “blue sky” securities laws of such states and other jurisdictions as Representative may reasonably designate (including, without limitation, all filing and registration fees, and the reasonable fees and disbursements of “blue sky” counsel, it being agreed that such fees and expenses will be limited to $5,000 to such counsel upon the commencement of “blue sky” work by such counsel and an additional $5,000 at Closing);

(vi) all fees, expenses and disbursements relating to the registration, qualification or exemption of the Firm Shares, the Option Shares and the shares of Common Stock underlying the Representative Warrants under the securities laws of such foreign jurisdictions as Representative may reasonably designate;

(vii) the costs of all mailing and printing of the underwriting documents (including, without limitation, the Underwriting Agreement, any Blue Sky Surveys and, if appropriate, any Agreement Among Underwriters, Selected Dealers’ Agreement, Underwriters’ Questionnaire and Power of Attorney), Registration Statements, Prospectuses and all amendments, supplements and exhibits thereto and as many preliminary and final Prospectuses as Representative may reasonably deem necessary;

(viii) the costs and expenses of the public relations firm in connection with obtaining and maintaining a level of directors and officers liability insurance acceptable to Representative (which includes Representative as a named insured party if the additional cost of doing so is not material);

(ix) the costs of preparing, printing and delivering certificates representing the Firm Shares, the Option Shares and the shares of Common Stock underlying the Representative Warrants;

(x) fees and expenses of the transfer agent for the Firm Shares, the Option Shares and the shares underlying the Representative Warrants;

(xi) stock transfer and/or stamp taxes, if any, payable upon the transfer of securities from the Company to Joseph Gunnar;

(xii) the costs associated with post-Closing advertising the Offering in the national editions of the Wall Street Journal and New York Times;

(xiii) up to a maximum of $7,000, the costs associated with bound volumes of the public Offering materials as well as commemorative mementos and lucite tombstones, each of which the Company or its designee will provide within a reasonable time after the Closing in such quantities as Representative may reasonably request;

(xiv) the fees and expenses of the Company’s accountants;

(xv) the fees and expenses of the Company’s legal counsel and other agents and representatives;

(xvi) the fees and expenses of the Underwriter’s legal counsel not to exceed $125,000 if the Offering closes; or $50,000 if the Offering does not close;

(xvii) the $19,950 cost associated with the use of Ipreo’s book building, prospectus tracking and compliance software for the Offering;

(xviii) up to $25,000 of Representative’s actual accountable “road show” expenses for the Offering.

(b) Notwithstanding anything to the contrary in this Section 5, in the event that this Agreement is terminated, pursuant to Section 11(b) hereof, or subsequent to the occurrence of a Material Adverse Change, the Company will pay the out-of-pocket expenses actually incurred as allowed under FINRA Rule 5110 by the Underwriters through the date of such termination (including the fees and disbursements of Underwriters’ Counsel).

(c) The Company further agrees that, in addition to the expenses payable pursuant to Section 5(a), on the Closing Date it shall pay to the Representative, by deduction from the net proceeds of the Offering contemplated herein, a non-accountable expense allowance equal to one percent (1%) of the aggregate public Offering price for the Firm Shares.

(d) The Company further agree that, regardless of which party elects to terminate its further participation in the Offering and the engagement by the Company of the Representative, upon such termination, or upon the expiration of the engagement by the Company of Representative, the Company agrees to reimburse Representative for, or otherwise pay and bear, the expenses and fees to be paid and borne by the Company as provided for in Clause (a) above and to reimburse Representative for the full amount of its actual accountable expenses incurred to such date up to a maximum of $100,000 (provided, however, that such expense cap in no way limits or impairs the indemnification and contribution provisions of this Engagement Letter) for all such expenses (which expenses will include, but will not be limited to, all reasonable fees and disbursements of Representative’s counsel, travel, lodging and other “road show” expenses, mailing, printing and reproduction expenses, and any expenses incurred by Representative in conducting its due diligence, including background checks of the Company’s officers and directors), less amounts, if any, previously paid to Representative in reimbursement for such expenses; provided, however, that Representative will not be entitled to any such reimbursement if: (i) Representative terminates Representative’s engagement prior to the execution of the Underwriting Agreement for other than Good Reason (as defined below) or (ii) the Company terminates Representative’s engagement prior to the execution of the Underwriting Agreement on account of Representative’s gross negligence or willful misconduct.

6. Conditions of Underwriters’ Obligations. The obligations of the Underwriters to purchase and pay for the Firm Shares or the Option Shares, as the case may be, as provided herein shall be subject to: (i) the accuracy of the representations and warranties of the Company herein contained, as of the date hereof and as of the Closing Date, (ii) the absence from any certificates, opinions, written statements or letters furnished to the Representative or to Underwriters’ Counsel pursuant to this Section 6 of any misstatement or omission, (iii) the performance by the Company of its obligations hereunder, and (iv) each of the following additional conditions. For purposes of this Section 6, the terms “Closing Date” and “Closing” shall refer to the Closing Date for the Firm Shares or the Option Shares, as the case may be, and each of the foregoing and following conditions must be satisfied as of each Closing.

(a) The Registration Statement shall have become effective and all necessary regulatory or listing approvals shall have been received not later than 5:30 p.m., New York time, on the date of this Agreement, or at such later time and date as shall have been consented to in writing by the Representative. If the Company shall have elected to rely upon Rule 430A under the Securities Act, the Prospectus shall have been filed with the Commission in a timely fashion in accordance with the terms hereof and a form of the Prospectus containing information relating to the description of the Securities and the method of distribution and similar matters shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period; and, at or prior to the Closing Date or the actual time of the Closing, no stop order suspending the effectiveness of the Registration Statement or any part thereof, or any amendment thereof, nor suspending or preventing the use of the General Disclosure Package, the Prospectus or any Issuer Free Writing Prospectus shall have been issued; no proceedings for the issuance of such an order shall have been initiated or threatened; any request of the Commission for additional information (to be included in the Registration Statement, the General Disclosure Package, the Prospectus, any Issuer Free Writing Prospectus or otherwise) shall have been complied with to the Representative’s satisfaction; and FINRA shall have raised no objection to the fairness and reasonableness of the underwriting terms and arrangements.

(b) The Representative shall not have reasonably determined, and advised the Company, that the Registration Statement, the General Disclosure Package or the Prospectus, or any amendment thereof or supplement thereto, or any Issuer Free Writing Prospectus, contains an untrue statement of fact which, in the Representative’s reasonable opinion, is material, or omits to state a fact which, in the Representative’s reasonable opinion, is material and is required to be stated therein or necessary to make the statements therein not misleading; provided, however, that if in the Representative’s opinion such deficiency is curable Representative shall have given the Company reasonable notice of such deficiency and a reasonable chance to cure such deficiency.

(c) The Representative shall have received the written opinion and negative assurance letter of Michael Paige Law PLLC, the securities counsel for the Company, dated as of the Closing Date and addressed to the Representative substantially in the form attached hereto as Exhibit 6.

(d) The Representative shall have received a certificate of the Chief Executive Officer and Chief Financial Officer of the Company, dated as of each Closing Date to the effect that: (i) the condition set forth in subsection (a) of this Section 6 has been satisfied, (ii) as of the date hereof and as of the applicable Closing Date, the representations and warranties of the Company set forth in Sections 1 and 2 hereof are accurate, (iii) as of the applicable Closing Date, all agreements, conditions and obligations of the Company to be performed or complied with hereunder on or prior thereto have been duly performed or complied with, (iv) the Company has not sustained any material loss or interference with its business, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, (v) no stop order suspending the effectiveness of the Registration Statement or any part thereof, amendment thereof has been issued and no proceedings therefor have been initiated or threatened by the Commission, (vi) there are no pro forma or as adjusted financial statements that are required to be included or incorporated by reference in the Registration Statement and the Prospectus pursuant to the Rules and Regulations which are not so included or incorporated by reference, and (vii) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus there has not been any Material Adverse Change or any development involving a prospective Material Adverse Change, whether or not arising from transactions in the ordinary course of business.

(e) On the date of this Agreement and on each Closing Date, the Representative shall have received a “cold comfort” letter from the Auditor as of the date of delivery and addressed to the Representative and in form and substance satisfactory to the Representative and Underwriters’ Counsel, confirming that they are independent certified public accountants with respect to the Company within the meaning of the Securities Act and the Rules and Regulations, and stating, as of the date of delivery (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five (5) days prior to the date of such letter), the conclusions and findings of such firm with respect to the financial information and other matters relating to the Registration Statement and the Prospectus covered by such letter.

(f) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date, there shall not have been any change in the capital stock or long-term debt of the Company or any change or development involving a change, whether or not arising from transactions in the ordinary course of business, in the business, condition (financial or otherwise), results of operations, shareholders’ equity, properties or prospects of the Company including but not limited to the occurrence of any fire, flood, storm, explosion, accident, act of war or terrorism or other calamity, the effect of which, in any such case described above, is, in the sole judgment of the Representative, so material and adverse as to make it impracticable or inadvisable to proceed with the Offering on the terms and in the manner contemplated in the Prospectus.

(g) Prior to the execution and delivery of this Agreement, the Representative shall have received a lock-up agreement from each Lock-Up Party, duly executed by the applicable Lock-Up Party, in each case substantially in the form attached hereto as Exhibit 4.

(h) As of the Closing Date, the Firm Shares, the Option Shares and the shares of Common Stock underlying the Representative Warrants shall be listed and admitted and authorized for trading on the Exchange and satisfactory evidence of such action shall have been provided to the Representative. The Company shall have taken no action designed to, or likely to have the effect of terminating the registration of the Common Stock under the Exchange Act or delisting or suspending from trading the Common Stock from the Exchange, nor has the Company received any information suggesting that the Commission or the Exchange is contemplating terminating such registration of listing. The Firm Shares, the Option Shares and the shares of Common Stock underlying the Representative Warrants shall be DTC eligible.

(i) FINRA shall have confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

(j) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date, prevent the issuance or sale of the Securities; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date, prevent the issuance or sale of the Securities or materially and adversely affect or potentially and adversely affect the business or operations of the Company.

(k) The Company shall have furnished the Representative with a Certificate of Good Standing for the Company certified by the Secretary of State of Nevada.

(l) On the Closing Date and each Option Closing Date as the case may be, there shall have been issued to the Representative, a Representative’s Warrant in the form attached hereto as Exhibit 1.

(m) The Company shall have received conditional listing approval with respect to its Common Stock that is subject only to customary listing conditions.

(n) The Company shall have furnished the Representative and Underwriters’ Counsel with such other certificates, opinions or other documents as they may have reasonably requested.

If any of the conditions specified in this Section 6 shall not have been fulfilled or waived when and as required by this Agreement, or if any of the certificates, opinions, written statements or letters furnished to the Representative or to Underwriters’ Counsel pursuant to this Section 6 shall not be reasonably satisfactory in form and substance to the Representative and to Underwriters’ Counsel, all obligations of the Underwriters hereunder may be cancelled by the Representative at, or at any time prior to, the consummation of the Closing. Notice of such cancellation shall be given to the Company in writing or by telephone. Any such telephone notice shall be confirmed promptly thereafter in writing.

7. Indemnification.

(a) The Company agrees to indemnify and hold harmless each Underwriter, its officers, directors and employees, and each Person, if any, who controls such Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to reasonable attorneys’ fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise (including in settlement of any litigation if such settlement is effected with the written consent of the Company), insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon (i) an untrue statement or alleged untrue statement of a material fact contained in (A) the Registration Statement, including the information deemed to be a part of the Registration Statement at the time of effectiveness and at any subsequent time pursuant to Rules 430A and 430B of the Rules and Regulations, the General Disclosure Package, the Prospectus, or any amendment or supplement thereto (including any documents filed under the Exchange Act and deemed to be incorporated by reference into the Prospectus), (B) any materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the offering of the Securities, including any road show or investor presentations made to investors by the Company (whether in person or electronically) (collectively “Marketing Materials”) or (C) any filings or reports filed by the Company under the Exchange Act or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; or (ii) in whole or in part upon any inaccuracy in the representations and warranties of the Company contained herein; or (iii) in whole or in part upon any failure of the Company to perform its obligations hereunder or under law, and, in each case, will reimburse such indemnified party for any legal or other expenses reasonably incurred by it in connection with investigating or defending against such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, the General Disclosure Package, the Prospectus, or any such amendment or supplement, any Marketing Materials, in reliance upon and in conformity with the Underwriters’ Information. With respect to any untrue statement or omission or alleged untrue statement or omission made in the Preliminary Prospectus, the indemnity agreement contained in this Section 7(a) shall not inure to the benefit of an Underwriter to the extent that any loss, liability, claim, damage or expense of such Underwriter results from the fact that a copy of the Prospectus was not given or sent to the Person asserting any such loss, liability, claim or damage at or prior to the written confirmation of sale of the Securities to such Person as required by the Securities Act and the rules and regulations thereunder, and if the untrue statement or omission has been corrected in the Prospectus, unless such failure to deliver the Prospectus was a result of non-compliance by the Company with its obligations under this Agreement.

(b) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company, each of the directors of the Company, each of the officers of the Company who shall have signed the Registration Statement, and each other Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to attorneys’ fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, as originally filed or any amendment thereof, or any related Preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with the Underwriters’ Information; provided, however, that in no case shall any Underwriter be liable or responsible for any amount in excess of the aggregate underwriting discount applicable to the Securities to be purchased by such Underwriter hereunder. The parties agree that such information provided by or on behalf of any Underwriter through the Representative consists solely of the material referred to in the last sentence of Section 2(b) hereof.

(c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of any claims or the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the claim or the commencement thereof (but the failure so to notify an indemnifying party shall not relieve the indemnifying party from any liability which it may have under this Section 7 to the extent that it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability that such indemnifying party may have otherwise than on account of the indemnity agreement hereunder). In case any such claim or action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate, at its own expense in the defense of such action, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel satisfactory to such indemnified party; provided however, that counsel to the indemnifying party shall not (except with the written consent of the indemnified party) also be counsel to the indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to have charge of the defense of such action within a reasonable time after notice of commencement of the action, (iii) the indemnifying party does not diligently defend the action after assumption of the defense, or (iv) such indemnified party or parties shall have reasonably concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party, or any of them, in conducting the defense of any such action or there may be legal defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the indemnifying parties and shall be paid as incurred. No indemnifying party shall, without the prior written consent of the indemnified parties (which consent shall not be unreasonably delayed, withheld or denied), effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened claim, investigation, action or proceeding in respect of which indemnity or contribution may be or could have been sought by an indemnified party under this Section 7 or Section 8 hereof (whether or not the indemnified party is an actual or potential party thereto), unless (x) such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such claim, investigation, action or proceeding and (ii) does not include a statement as to or an admission of fault, culpability or any failure to act, by or on behalf of the indemnified party, and (y) the indemnifying party confirms in writing its indemnification obligations hereunder with respect to such settlement, compromise or judgment.

8. Contribution. In order to provide for contribution in circumstances in which the indemnification provided for in Section 7 is for any reason held to be unavailable from any indemnifying party or is insufficient to hold harmless a party indemnified thereunder, the Company and the Underwriters shall contribute to the aggregate losses, claims, damages, liabilities and expenses of the nature contemplated by such indemnification provision (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, claims, damages, liabilities and expenses suffered by the Company, any contribution received by the Company from Persons, other than the Underwriters, who may also be liable for contribution, including Persons who control the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, officers of the Company who signed the Registration Statement and directors of the Company) as incurred to which the Company and one or more of the Underwriters may be subject, in such proportions as is appropriate to reflect the relative benefits received by the Company and the Underwriters from the Offering or, if such allocation is not permitted by applicable law, in such proportions as are appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company and the Underwriters in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Underwriters shall be deemed to be in the same proportion as (x) the total proceeds from the Offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company bears to (y) the underwriting discount or commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of each of the Company and of the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 8 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any judicial, regulatory or other legal or governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission. Notwithstanding the provisions of this Section 8: (i) no Underwriter shall be required to contribute any amount in excess of the aggregate discounts and commissions applicable to the Securities underwritten by it and distributed to the public and (ii) no Person guilty of fraudulent misrepresentation (within the meaning of Section Il(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each Person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to clauses (i) and (ii) of the immediately preceding sentence. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties, notify each party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 8 or otherwise. The obligations of the Underwriters to contribute pursuant to this Section 8 are several in proportion to the respective number of Securities to be purchased by each of the Underwriters hereunder and not joint.

9. Underwriter Default.

(a) If any Underwriter or Underwriters shall default in its or their obligation to purchase Firm Shares hereunder, and if the securities with respect to which such default relates (the “Default Securities”) do not (after giving effect to arrangements, if any, made by the Representative pursuant to subsection (b) below) exceed in the aggregate of the number of Firm Shares, each non-defaulting Underwriter, acting severally and not jointly, agrees to purchase from the Company that number of Default Securities that bears the same proportion of the total number of Default Securities then being purchased as the number of Firm Shares set forth opposite the name of such Underwriter on Schedule I hereto bears to the aggregate number of Firm Shares set forth opposite the names of the non-defaulting Underwriters, subject, however, to such adjustments to eliminate fractional shares as the Representative in its sole discretion shall make.

(b) In the event that the aggregate number of Default Securities exceeds 10% of the number of Firm Shares, the Representative may in its discretion arrange for themselves or for another party or parties (including any non-defaulting Underwriter or Underwriters who so agree) to purchase the Default Securities on the terms contained herein. In the event that within 48 hours after such a default the Representative does not arrange for the purchase of the Default Securities as provided in this Section 9, this Agreement shall thereupon terminate, without liability on the part of the Company with respect thereto (except in each case as provided in Sections 5, 7, 8, 9 and 11(d)) or the Underwriters, but nothing in this Agreement shall relieve a defaulting Underwriter or Underwriters of its or their liability, if any, to the other Underwriters and the Company for damages occasioned by its or their default hereunder.

(c) In the event that any Default Securities are to be purchased by the non-defaulting Underwriters, or are to be purchased by another party or parties as aforesaid, the Representative or the Company shall have the right to postpone the Closing Date for a period, not exceeding five (5) Business Days, in order to effect whatever changes may thereby be necessary in the Registration Statement or the Prospectus or in any other documents and arrangements, and the Company agrees to file promptly any amendment or supplement to the Registration Statement or the Prospectus which, in the reasonable opinion of Underwriters’ Counsel, may thereby be made necessary or advisable. The term “Underwriter” as used in this Agreement shall include any party substituted under this Section 9 with like effect as if it had originally been a party to this Agreement with respect to such Firm Shares.

10. Survival of Representations and Agreements. All representations and warranties, covenants and agreements of the Company and the Underwriters contained in this Agreement or in certificates of officers of the Company submitted pursuant hereto, including the agreements contained in Sections 5, 10, 14 and 15, the indemnity agreements contained in Section 7 and the contribution agreements contained in Section 8 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any controlling Person thereof or by or on behalf of the Company, any of its officers and directors or any controlling Person thereof, and shall survive delivery of and payment for the Securities to and by the Underwriters. The representations contained in Section 2 hereof and the covenants and agreements contained in Sections 5, 7, 8, this Section 10 and Sections 11, 13, 14 and 15 hereof shall survive any termination of this Agreement, including termination pursuant to Section 9 or 11 hereof. The representations and covenants contained in Sections 2, 3 and 4 hereof shall survive termination of this Agreement if any Securities are purchased pursuant to this Agreement.

11. Effective Date of Agreement; Termination.

(a) This Agreement shall become effective upon the later of: (i) receipt by the Representative and the Company of notification of the effectiveness of the Registration Statement or (ii) the execution of this Agreement. Notwithstanding any termination of this Agreement, the provisions of this Section 11 and of Sections 5, 7, 8, 12, 13, 14 and 15, inclusive, shall remain in full force and effect at all times after the execution hereof. If this Agreement is terminated after any Securities have been purchased hereunder, the provisions of Sections 2, 3 and 4 hereof shall survive termination of this Agreement.

(b) The Representative shall have the right to terminate this Agreement at any time prior to the consummation of the Closing if: (i) any domestic or international event or act or occurrence has materially disrupted, or in the opinion of the Representative will in the immediate future materially disrupt, the market for the Company’s securities or securities in general; (ii) trading on the New York Stock Exchange or the Nasdaq Stock Market shall have been suspended or been made subject to material limitations, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, on the New York Stock Exchange or the Nasdaq Stock Market or by order of the Commission, FINRA or any other governmental authority having jurisdiction; (iii) a banking moratorium has been declared by any state or federal authority or if any material disruption in commercial banking or securities settlement or clearance services shall have occurred; (iv) any downgrading shall have occurred in the Company’s corporate credit rating or the rating accorded the Company’s debt securities by any “nationally recognized statistical rating organization” (as defined for purposes of Rule 436(g) under the Securities Act) or if any such organization shall have been publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company’s debt securities; or (v) (A) there shall have occurred any outbreak or escalation of hostilities or acts of terrorism involving the United States or there is a declaration of a national emergency or war by the United States or (B) there shall have been any other calamity or crisis or any change in political, financial or economic conditions if the effect of any such event in (A) or (B), in the judgment of the Representative, is so material and adverse that such event makes it impracticable or inadvisable to proceed with the offering, sale and delivery of the Firm Shares on the terms and in the manner contemplated by the Prospectus.

(c) Any notice of termination pursuant to this Section 11 shall be in writing.

(d) If this Agreement shall be terminated prior to the Closing Date pursuant to any of the provisions hereof or if the sale of the Securities provided for herein is not consummated, the Company will, subject to demand by the Representative, reimburse the Underwriters for those out-of-pocket expenses (including the reasonable fees and expenses of Underwriters’ Counsel) actually incurred, up to $100,000; provided, however, that if this Agreement is terminated pursuant to Section 11(b) or if the reason for such termination or failure to consummate is because any condition to the obligations of the Underwriters set forth herein is not satisfied or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof, the Company will, subject to demand by the Representative, reimburse the Underwriters for those out-of-pocket expenses (including the reasonable fees and expenses of Underwriters’ Counsel), actually incurred by the Underwriters in connection herewith up to $100,000.

12. Notices. All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing, and:

if sent to the Representative or any Underwriter, shall be mailed, delivered, emailed, or faxed and confirmed in writing, to:

Joseph Gunnar & Co., LLC

40 Wall Street, 30th Floor

New York, NY 10005

Attention: Stephan A. Stein, President

Email: sstein@jgunnar.com
Fax: (212) 440-9614

with a copy to Underwriters’ Counsel at:

Lucosky Brookman LLP

101 Wood Avenue South 5th Floor

Woodbridge, NJ 08830

Attention: Joseph M. Lucosky, Esq.

Email: jlucosky@lucbro.com
Fax: (732) 395-4401

if sent to the Company, shall be mailed, delivered, or faxed and confirmed in writing to the Company and its counsel at the addresses set forth in the Registration Statement.

13. Parties; Limitation of Relationship. This Agreement shall inure solely to the benefit of, and shall be binding upon, the Underwriters, the Company and the controlling Persons, directors, officers, employees and agents referred to in Sections 7 and 8 hereof, and their respective successors and assigns, and no other Person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the parties hereto and said controlling Persons and their respective successors, officers, directors, heirs and legal representative, and it is not for the benefit of any other Person. The term “successors and assigns” shall not include a purchaser, in its capacity as such, of Securities from any of the Underwriters.

14. Submission of Jurisdiction; Governing Law.

This Agreement shall be governed by and construed in accordance with the laws of the State of New York. The Company irrevocably (a) submits to the jurisdiction the federal courts of the United States of America or the courts of the State of New York, in each case located in the City of New York and County of New York, for the purpose of any suit, action, or other proceeding arising out of this Agreement, or any of the agreements or transactions contemplated by this Agreement, the Registration Statement and the Prospectus (each, a “Proceeding”), (b) agrees that all claims in respect of any Proceeding may be heard and determined in any such court, (c) waives, to the fullest extent permitted by law, any immunity from jurisdiction of any such court or from any legal process therein, (d) agrees not to commence any Proceeding other than in such courts, and (e) waives, to the fullest extent permitted by law, any claim that such Proceeding is brought in an inconvenient forum. EACH PARTY (ON BEHALF OF ITSELF AND, TO THE FULLEST EXTENT PERMITTED BY LAW, ON BEHALF OF ITS RESPECTIVE EQUITY HOLDERS AND CREDITORS) HEREBY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED UPON, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, THE REGISTRATION STATEMENT, AND THE PROSPECTUS.

15. Entire Agreement. This Agreement, together with the exhibits, schedules and annexes attached hereto and as the same may be amended from time to time in accordance with the terms hereof, constitutes the entire agreement of the parties to this Agreement and supersedes all prior or contemporaneous written or oral agreements, understandings, promises and negotiations with respect to the subject matter hereof.

16. Severability. If any term or provision of this Agreement or the performance thereof shall be invalid or unenforceable to any extent, such invalidity or unenforceability shall not affect or render invalid or unenforceable any other provision of this Agreement and this Agreement shall be valid and enforced to the fullest extent permitted by law.

17. Amendment. This Agreement may only be amended by a written instrument executed by each of the parties hereto.

18. Waiver, etc. The failure of any of the parties hereto to at any time enforce any of the provisions of this Agreement shall not be deemed or construed to be a waiver of any such provision, nor to in any way effect the validity of this Agreement or any provision hereof or the right of any of the parties hereto to thereafter enforce each and every provision of this Agreement. No waiver of any breach, non-compliance or non-fulfillment of any of the provisions of this Agreement shall be effective unless set forth in a written instrument executed by the party or parties against whom or which enforcement of such waiver is sought; and no waiver of any such breach, non-compliance or non-fulfillment shall be construed or deemed to be a waiver of any other or subsequent breach, non-compliance or non-fulfillment.

19. No Fiduciary Relationship. The Company hereby acknowledges that the Underwriters are acting solely as underwriters in connection with the offering of the Company’s Securities. The Company further acknowledge that the Underwriters are acting pursuant to a contractual relationship created solely by this Agreement entered into on an arm’s length basis and in no event do the parties intend that the Underwriters act or be responsible as a fiduciary to the Company, its management, shareholders, creditors or any other person in connection with any activity that the Underwriters may undertake or have undertaken in furtherance of the offering of the Company’s Securities, either before or after the date hereof. The Underwriters hereby expressly disclaim any fiduciary or similar obligations to the Company, either in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions, and the Company hereby confirms its understanding and agreement to that effect. The Company hereby further confirms its understanding that no Underwriter has assumed an advisory or fiduciary responsibility in favor of the Company with respect to the Offering contemplated hereby or the process leading thereto, including any negotiation related to the pricing of the Securities; and the Company has consulted its own legal and financial advisors to the extent it has deemed appropriate in connection with this Agreement and the Offering. The Company and the Underwriters agree that they are each responsible for making their own independent judgments with respect to any such transactions, and that any opinions or views expressed by the Underwriters to the Company regarding such transactions, including but not limited to any opinions or views with respect to the price or market for the Company’s securities, do not constitute advice or recommendations to the Company. The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the Underwriters with respect to any breach or alleged breach of any fiduciary or similar duty to the Company in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions.

20. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument. Delivery of a signed counterpart of this Agreement by facsimile or other electronic transmission shall constitute valid and sufficient delivery thereof.

21. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

22. Time is of the Essence. Time shall be of the essence of this Agreement. As used herein, the term “Business day” shall mean any day other than a Saturday, Sunday or any day on which the major stock exchanges in New York, New York are not open for business.

[Signature Pages Follow]

If the foregoing correctly sets forth your understanding, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among us.

Very truly yours,

NUTRIBAND INC.

By:
Name: Gareth Sheridan
Title: Founder and Chief Executive Officer

Accepted by the Representative, acting for themselves and as

Representative of the Underwriters named on Schedule I attached hereto, as of the date first written above:

JOSEPH GUNNAR & CO., LLC

By:
	Name:	Stephan A. Stein
	Title:	President

SCHEDULE I

Name of Underwriter	Number of Firm Shares Being Purchased
Joseph Gunnar & Co., LLC
Total

SCHEDULE II

Lock-Up Parties

SCHEDULE III

Free Writing Prospectus

Schedule IV

Pricing Information

Number of Firm Shares: [●]

Number of Representative Warrants: [●]

Number of Option Shares: [●]

Public Offering Price per Share: $[●]

Warrant Exercise Price: $[●]

Underwriting Discount per Share: $[●]

Proceeds to Company per Share (before expenses): $[●]

Proceeds to Company per Option Share: $[●]

SCHEDULE IV

Subsidiaries

[●]

Exhibit 1

Form of Representative Warrant

Exhibit 4

Form of Lock-Up Agreement

LOCK-UP AGREEMENT

(OFFICER, DIRECTOR AND 3% STOCKHOLDERS)

June __, 2022

Nutriband Inc.

121 South Orange Ave., Suite 1500

Orlando, Florida 32801

Joseph Gunnar & Co., LLC

40 Wall Street, 30th Floor

New York, New York 10005

As Placement Agent to the Company (as defined below)

Re: Proposed Public Offering by Nutriband Inc.

Ladies and Gentlemen:

The undersigned, a shareholder and/or an officer or director of Nutriband Inc, a Nevada company (the “Company”), understands that Joseph Gunnar & Co., LLC (the “Underwriter”) will act as the underwriter in carrying out an offering (the “Offering”) of the Company’s shares of common stock (herein referred to as the “Securities”). In recognition of the benefit that the Offering will confer upon the undersigned, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with the Underwriter that, without the prior written consent of the Underwriter, the undersigned, as an officer or director or holder of 3% or greater of the outstanding shares, shall be locked up for a period of (180) days from the date on which the trading of the Securities on the Nasdaq Stock Market commences (the “Lock-Up Period”). During the Lock-Up Period, the undersigned will not, without the prior written consent of the Underwriter, directly or indirectly (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any securities of the Company (collectively, the “Lock-Up Securities”), whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or file, or cause to be filed, any registration statement under the Securities Act of 1933, as amended, with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Lock-Up Securities, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of the Lock-Up Securities or such other securities, in cash or otherwise.

The Underwriter may in its sole discretion and at any time without notice release some or all of the shares subject to lock-up agreements prior to the expiration of the Lock-Up Period. When determining whether or not to release shares from the lock-up agreements, the Underwriter will consider, among other factors, the security holder’s reasons for requesting the release, the number of shares for which the release is being requested and market conditions at the time.

Notwithstanding the foregoing, and subject to the conditions below, the undersigned may transfer the Lock-Up Securities without the prior written consent of the Underwriter as follows, provided that (1) the Underwriter receives a signed lock-up agreement for the balance of the Lock-Up Period from each donee, trustee or transferee, as the case may be, (2) any such transfer shall not involve a disposition for value, (3) such transfers are not required to be reported in any public report or filing with the Securities and Exchange Commission, or otherwise and (4) the undersigned does not otherwise voluntarily effect any public filing or report regarding such transfers:

(i) as a bona fide gift or gifts (including but not limited to charitable gifts); or

(ii) to any member of the immediate family of the undersigned or to a trust or other entity for the direct or indirect benefit of, or wholly owned by, the undersigned or the immediate family of the undersigned (for purposes of this lock-up agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin); or

(iii) if the undersigned is a corporation, partnership, limited liability company, trust or other business entity (1) transfers to another corporation, partnership, limited liability company, trust or other business entity that is a direct or indirect affiliate (as defined in Rule 405 promulgated under the Securities Act of 1933, as amended) of the undersigned or (2) distributions of common stock or any security convertible into or exercisable for common stock to limited partners, limited liability company members or stockholders of the undersigned; or

(iv) if the undersigned is a trust, transfers to the beneficiary of such trust; or

(v) by will, other testamentary document or intestate succession; or

(vi) by operation of law pursuant to a qualified domestic order or in connection with a divorce settlement.

Furthermore, no provision in this letter shall be deemed to restrict or prohibit (1) transactions relating to Securities purchased in the Offering or acquired in open market transactions after the completion of Offering; and (2) the exercise or exchange by the undersigned of any option or warrant to acquire any ordinary shares or options to purchase ordinary shares, in each case for cash or on a “cashless” or “net exercise” basis, pursuant to any share option, share bonus or other share plan or arrangement; provided, however, that the underlying ordinary shares shall continue to be subject to the restrictions on transfer set forth in this letter.

The undersigned further agrees that, prior to engaging in any transaction or taking any other action that is subject to the terms of this lock-up agreement during the Lock-Up Period, it will give written notice thereof to the Underwriter and will not consummate such transaction or take any such action unless it has received written confirmation from the Company that the Lock-Up Period has expired.

The undersigned understands that, if the Offering shall terminate or be terminated prior to payment for and delivery of the Securities, the undersigned shall be released from all obligations set forth herein.

The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the Lock-Up Securities except in compliance with the foregoing restrictions.

The undersigned also agrees and consents to having a physical certificate of his or her or its Securities printed on the date hereof and sent to an escrow agent where such certificate will be held until the Lock-Up Period has expired.

The undersigned, whether or not participating in the Offering, understands that the Underwriter is proceeding with the Offering in reliance upon this lock-up agreement.

This lock-up agreement shall be governed by and construed in accordance with the laws of the State of Nevada, without regard to the conflict of laws principles thereof.

Very truly yours,

(Name - Please Print)

(Signature)

[SIGNATURE PAGE FOLLOWS]

Very truly yours,

(Name - Please Print)

(Signature)

(Name of Signatory, in the case of entities - Please Print)

(Title of Signatory, in the case of entities - Please Print)

Address:

Exhibit 5

FORM OF PRESS RELEASE

Exhibit 6

FORM OF COMPANY COUNSEL OPINION